UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2014

HOMEFED CORPORATION.
(Exact name of registrant as specified in its charter)

Delaware	001-10153	33-0304982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1903 Wright Place, Suite 220
Carlsbad, CA 92008
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (760) 918-8200

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 amends the Current Report on Form 8-K filed by HomeFed Corporation (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on February 28, 2014 (the “Original 8-K”).

Item 1.01        Entry into a Material Definitive Agreement.

On August 29, 2014, the Company entered into a letter agreement (the “Letter Agreement”) to amend the Purchase Agreement (the “Purchase Agreement”) dated February 28, 2014 with Leucadia National Corporation and certain of its subsidiaries solely to extend the Second Closing Termination Date (as defined in the Purchase Agreement) from August 31, 2014 to September 30, 2014. The Letter Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

Reference to, and the description of, the Purchase Agreement as set forth herein is not intended to be complete and is qualified in its entirety by the full text of the agreement, which was previously filed as Exhibit 2.1 to the Original 8-K, and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d)           Exhibits.

Number                      Description

2.1	Letter Agreement, dated August 29, 2014, by and among HomeFed Corporation, Leucadia National Corporation and certain subsidiaries of Leucadia National Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HOMEFED CORPORATION

Dated: September 5, 2014	/s/ Roland T. Kelly
	Name:	Roland T. Kelly
	Title:	Corporate Secretary

EXHIBIT INDEX

Number                      Description

2.1	Letter Agreement, dated August 29, 2014, by and among HomeFed Corporation, Leucadia National Corporation and certain subsidiaries of Leucadia National Corporation.

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